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                      METLIFE INVESTORS INSURANCE COMPANY
                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

           Modified Single Premium Variable Life Insurance Policies

                     Supplement dated November 15, 2004 to
      Prospectus dated May 1, 2000, as supplemented on February 12, 2001

   This supplement adds certain information to the prospectus referenced above. You should read and retain this supplement.

PORTFOLIO MERGERS

Effective November 22, 2004, the J.P. Morgan Select Equity Portfolio of the Met Investors Series Trust will be merged into the Capital Guardian U. S. Equity Portfolio of the Metropolitan Series Fund, Inc. and the J.P. Morgan Quality Bond Portfolio of Met Investors Series Trust will be merged into the PIMCO Total Return Portfolio of the Met Investors Series Trust. The PIMCO Total Return Portfolio is an existing investment option under your policy. The Capital Guardian U.S. Equity Portfolio is a new investment option under your policy. Following the date of the mergers, the J.P. Morgan Select Equity Portfolio and the J.P. Morgan Quality Bond Portfolio will no longer be available investment options under your policy. On and after November 22, 2004, any purchase payments or transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs allocated to either the J.P. Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be invested in the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively. Any withdrawals or transfers of account value requested from the J.P. Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be withdrawn instead from the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively.

INVESTMENT OPTIONS

An investment adviser or sub-adviser of an Investment Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Investment Funds. The amount of this compensation is based on a percentage of assets of the Investment Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40% of assets. Additionally, an investment adviser or sub-adviser of an Investment Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the policies.

The following is added to Appendix B (which was incorrectly identified as Appendix A in the supplement dated May 1, 2004):

METROPOLITAN SERIES FUND, INC. (CLASS A)

Capital Guardian U. S. Equity Portfolio
   Sub-adviser: Capital Guardian Trust Company
   Investment Objective: Long-term growth of capital.

ANTICIPATED MERGER OF METLIFE INVESTORS DISTRIBUTION COMPANY WITH AND INTO GENERAL AMERICAN DISTRIBUTORS, INC.

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the policies, MetLife Investors Distribution Company will be merged with and into its affiliate, General American Distributors, Inc. ("GAD"), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the policies. As part of the merger, the name GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 92660. It is not anticipated that the merger will have an impact on the distribution of the policies or the level of compensation paid in connection with such distribution.

SUPP-FF-SPVL